Exhibit 10.27

INTERESTS AND LIABILITIES AGREEMENT

(the “Agreement”)

of

TYPTAP INSURANCE COMPANY

Tampa, FL

(NAIC: 15885)

(the “Subscribing Reinsurer”)

with respect to the

PROPERTY QUOTA SHARE REINSURANCE CONTRACT

(the “Contract”)

issued to

UNITED PROPERTY & CASUALTY INSURANCE COMPANY

St. Petersburg, Florida

(the “Company”)

The Subscribing Reinsurer shall have a 50.0% share in the interests and liabilities of the “Reinsurer” as set forth in the Contract attached hereto and executed by the Company.

This Agreement shall commence at 12:01 a.m., Eastern Time, June 1, 2021 and shall continue in force until 12:01 a.m., Eastern Time, June 1, 2022.

The share of the Subscribing Reinsurer in the interests and liabilities of the “Reinsurer” shall be several and not joint with the share of any other subscribing reinsurer. In no event shall the Subscribing Reinsurer participate in the interests and liabilities of the other subscribing reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

Signed this 16th day of June, 2021.

TYPTAP INSURANCE COMPANY

By	/s/ Kevin A. Mitchell
Printed Name	Kevin A. Mitchell
Title	President